JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

(All Share Classes)

Supplement dated December 19, 2022

to the current Prospectuses, Summary Prospectuses, and

Statement of Additional Information

NOTICE OF LIQUIDATION. On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio (each a “Portfolio,” and together, the “Portfolios”). It is anticipated that the liquidations will occur on or about April 25, 2023 (the “Liquidation Date”). Because the Portfolios are used as funding vehicles for the variable annuity contracts and/or variable insurance policies (collectively, “variable insurance contracts”) of several insurance companies, it is anticipated that each contract holder will receive additional information from the insurance company offering the contract holder’s particular variable insurance contract about what options the contract holder has for the assets held in each respective Portfolio. Effective immediately, the Portfolios may depart from their stated investment objective and strategies as they increase their cash holdings in preparation for their respective liquidations.

On the Liquidation Date, the Portfolios shall distribute pro rata to its shareholders of record (in this case the insurance company separate accounts) all of the assets of the Portfolios in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of each Portfolio on such Portfolios’ books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of each Portfolio deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date. As of the Liquidation Date, all references to each Portfolio in the Prospectuses and Statement of Additional Information will be deleted.

FOR EXISTING INSURANCE COMPANIES AND/OR VARIABLE ANNUITY PLANS WHO, ON BEHALF OF CONTRACT OWNERS OF THE PORTFOLIO, HAD VALUE ALLOCATED TO SUCH PORTFOLIO AS OF DECEMBER 21, 2022, ADDITIONAL PURCHASES OF PORTFOLIO SHARES WILL BE ACCEPTED UP TO AND INCLUDING APRIL 21, 2023, AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. PLEASE NOTE THAT THE INSURANCE COMPANY AND/OR VARIABLE ANNUITY PLAN MAY HAVE AN EARLIER CUT-OFF DATE FOR SUCH PURCHASES.

FOR ALL OTHER INVESTORS, PURCHASES OF PORTFOLIO SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE DECEMBER 21, 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMIT-LIQ-1222